UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: March 31

Date of reporting period: June 30, 2015

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET NEW JERSEY MUNICIPALS FUND

FORM N-Q

JUNE 30, 2015

WESTERN ASSET NEW JERSEY MUNICIPALS FUND

Schedule of investments (unaudited)	June 30, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MUNICIPAL BONDS - 97.2%
Education - 23.0%
New Jersey Institute of Technology Revenue	5.000%	7/1/45	$6,000,000	$6,551,940	(a)
New Jersey State EDA Revenue:
School Facilities Construction	5.000%	3/1/29	7,000,000	7,224,070
School Facilities Construction, Assured Guaranty	5.500%	12/15/34	2,665,000	2,915,057
New Jersey State EFA Revenue:
Kean University	5.500%	9/1/36	7,500,000	8,360,025
Montclair State University	5.250%	7/1/38	2,000,000	2,149,540
New Jersey City University	5.000%	7/1/35	4,550,000	4,802,707
Richard Stockton College	5.125%	7/1/28	5,000,000	5,397,850
Richard Stockton College	5.375%	7/1/38	8,000,000	8,660,240
Stevens Institute of Technology	5.000%	7/1/27	3,725,000	3,926,597
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.000%	12/1/44	1,080,000	1,085,098	(b)
New Jersey State Higher Education Assistance Authority, Student Loan Revenue, AGC	6.125%	6/1/30	10,595,000	11,499,283	(b)

Total Education				62,572,407

Health Care - 18.4%
New Jersey EDA:
First Mortgage Cadbury Corp. Project, ACA	5.500%	7/1/18	270,000	255,957
First Mortgage Cadbury Corp. Project, ACA	5.500%	7/1/28	1,250,000	1,053,038
Harrogate Inc.	5.750%	12/1/16	645,000	645,987
Harrogate Inc.	5.875%	12/1/26	1,500,000	1,500,735
New Jersey Health Care Facilities Financing Authority Revenue:
AHS Hospital Corp.	6.000%	7/1/37	3,000,000	3,538,380
Atlanticare Regional Medical Center	5.000%	7/1/17	800,000	858,336
Atlanticare Regional Medical Center	5.000%	7/1/18	1,500,000	1,615,845
Catholic Health East	5.250%	11/15/29	6,960,000	7,940,316
Hackensack University Medical Center	5.250%	1/1/31	3,850,000	4,134,515
Hackensack University Medical Center	5.250%	1/1/36	4,250,000	4,557,657
Robert Wood Johnson University Hospital	4.000%	7/1/22	2,000,000	2,132,680
Robert Wood Johnson University Hospital	5.000%	7/1/31	6,570,000	7,184,032
St. Peter’s University Hospital	6.250%	7/1/35	3,000,000	3,281,040
Virtua Health Inc.	5.750%	7/1/33	10,000,000	11,380,500

Total Health Care				50,079,018

Housing - 3.3%
Essex County Improvement Authority Revenue, NATL, FHA	5.900%	1/1/25	2,800,000	2,805,208
New Jersey State EDA Revenue, Provident Group - Rowan Properties LLC, Rowan University Housing Project	5.000%	1/1/48	2,000,000	2,074,940
New Jersey State Housing & Mortgage Finance Agency, Multi-Family Revenue	5.750%	11/1/38	3,895,000	4,019,173

Total Housing				8,899,321

Industrial Revenue - 13.2%
Gloucester County, NJ, PCFA Revenue, Keystone Urban Renewal, Logan Generating	5.000%	12/1/24	800,000	890,672	(b)
New Jersey State EDA Revenue	6.875%	1/1/37	1,990,000	2,003,572	(b)
New Jersey State EDA Revenue:
Continental Airlines Inc. Project	5.250%	9/15/29	5,000,000	5,303,300	(b)
Continental Airlines Inc. Project	5.500%	6/1/33	2,000,000	2,143,720	(b)
Municipal Loan Pool, AGM	5.400%	11/15/20	1,200,000	1,203,480

See Notes to Schedule of Investments.

WESTERN ASSET NEW JERSEY MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	June 30, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Industrial Revenue - (continued)
New Jersey State EDA, Special Facility Revenue, Continental Airlines Inc. Project	5.625%	11/15/30	$3,400,000	$3,715,316	(b)
Port Authority of New York & New Jersey, Special Obligation Revenue, JFK International Air Terminal LLC	6.000%	12/1/36	13,000,000	15,192,710
Salem County, NJ, PCFA Revenue, Chambers Project	5.000%	12/1/23	5,000,000	5,439,250	(b)

Total Industrial Revenue				35,892,020

Leasing - 7.5%
New Jersey EDA Lease Revenue, Office Building Project	5.000%	6/15/18	3,500,000	3,506,825
New Jersey State Transportation Trust Fund Authority:
Transportation System	5.250%	12/15/23	2,000,000	2,200,120
Transportation System	5.875%	12/15/38	11,000,000	12,136,520
Newark, NJ, Housing Authority, Refunding, Additional Newark Redevelopment Project, NATL	5.250%	1/1/23	2,130,000	2,453,824

Total Leasing				20,297,289

Local General Obligation - 1.8%
Paterson, NJ, GO:
General Improvement	5.000%	1/15/23	2,360,000	2,674,116
General Improvement	5.000%	1/15/24	1,990,000	2,223,626

Total Local General Obligation				4,897,742

Other - 0.6%
New Jersey EDA Revenue:
Department of Human Services, Pooled Financing	5.000%	7/1/22	317,000	317,777
Department of Human Services, Pooled Financing	5.200%	7/1/32	320,000	320,451
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan Note	6.000%	10/1/39	1,000,000	1,110,040

Total Other				1,748,268

Power - 0.9%
Port Authority of New York & New Jersey, Special Obligation Revenue, 5th Installment, Special Project	6.750%	10/1/19	2,365,000	2,365,331	(b)

Pre-Refunded/Escrowed to Maturity - 11.4%
Middlesex County Improvement Authority, Lease Revenue, Regional Educational Services Commission, County GTD	5.250%	12/15/33	2,000,000	2,280,280	(c)
New Jersey State EDA Revenue:
School Facilities Construction, Assured Guaranty	5.500%	12/15/34	4,835,000	5,544,439	(c)
School Facilities Construction, NATL, FGIC	5.000%	12/15/18	8,000,000	8,170,160	(c)
New Jersey State EFA Revenue, University of Medicine and Dentistry	7.500%	12/1/32	10,000,000	12,356,000	(c)
New Jersey State Health Care Facilities Financing Authority Revenue, Catholic Health East	5.250%	11/15/29	2,040,000	2,440,554	(c)
New Jersey State Turnpike Authority Revenue, NATL, IBC	6.500%	1/1/16	150,000	154,536	(d)

Total Pre-Refunded/Escrowed to Maturity				30,945,969

See Notes to Schedule of Investments.

WESTERN ASSET NEW JERSEY MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	June 30, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Solid Waste/Resource Recovery - 0.2%
Gloucester County, NJ, Improvement Authority, Solid Waste Revenue, Waste Management Inc. Project	2.500%	12/1/17	$625,000	$639,544	(b)(e)(f)

Special Tax Obligation - 2.0%
New Jersey State EDA Revenue	5.000%	6/15/24	1,460,000	1,601,445
New Jersey State EDA Revenue	5.000%	6/15/28	2,000,000	2,146,440
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.750%	8/1/37	2,000,000	1,105,000
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.000%	8/1/40	140,000	85,760
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.250%	8/1/40	400,000	249,028
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.250%	8/1/41	710,000	392,275

Total Special Tax Obligation				5,579,948

Transportation - 12.7%
Delaware River Port Authority of Pennsylvania & New Jersey Revenue	5.000%	1/1/40	2,000,000	2,163,220
Delaware River Port Authority of Pennsylvania & New Jersey Revenue, Port District Project	5.000%	1/1/24	3,000,000	3,371,820
Delaware River, PA, Joint Toll Bridge Commission Revenue	5.000%	7/1/24	1,200,000	1,386,216
Delaware River, PA, Joint Toll Bridge Commission Revenue	5.000%	7/1/25	1,100,000	1,261,601
New Jersey State EDA Revenue, Private Activity-The Goethals Bridge Replacement Project, AGM	5.125%	1/1/39	1,500,000	1,623,780	(b)
New Jersey State Turnpike Authority Revenue	0.750%	1/1/18	5,000,000	5,017,550	(e)(f)
New Jersey State Turnpike Authority Revenue	5.000%	1/1/36	5,000,000	5,388,800
New Jersey State Turnpike Authority Revenue	5.250%	1/1/40	12,000,000	13,149,840
New Jersey State Turnpike Authority Revenue, NATL, IBC	6.500%	1/1/16	110,000	113,183
Port Authority of New York & New Jersey	5.000%	1/15/41	1,000,000	1,091,540

Total Transportation				34,567,550

Water & Sewer - 2.2%
Kearny, NJ, Municipal Utilities Authority Revenue, NATL, FGIC	7.300%	11/15/18	560,000	604,357
New Jersey State EDA, Water Facilities Revenue:
Middlesex Water Co. Inc. Project	5.000%	10/1/23	2,460,000	2,871,263
New Jersey American Water Co.	4.700%	12/1/25	2,250,000	2,389,770	(b)

Total Water & Sewer				5,865,390

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $245,172,261)				264,349,797

SHORT-TERM INVESTMENTS - 1.5%
General Obligation - 0.0%
New York City, NY, GO, Subordinated, LOC-Dexia Credit Local	0.170%	3/1/34	100,000	100,000	(g)(h)

Health Care - 0.3%
New Jersey State Health Care Facilities Financing Authority Revenue:
LOC-Wells Fargo Bank N.A.	0.070%	7/1/36	100,000	100,000	(g)(h)
Southern Ocean County Hospital, LOC- Wells Fargo Bank N.A.	0.070%	7/1/36	700,000	700,000	(g)(h)

Total Health Care				800,000

See Notes to Schedule of Investments.

WESTERN ASSET NEW JERSEY MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	June 30, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Housing: Single Family - 0.1%
Vermont State Housing Finance Agency Revenue, AGM	0.110%	5/1/37	$300,000	$300,000	(b)(g)(h)

Industrial Revenue - 0.7%
Salem County, NJ, PCFA Revenue, Public Service Electric & Gas	0.250%	11/1/33	1,900,000	1,900,000	(g)(h)

Solid Waste/Resource Recovery - 0.2%
New Hampshire State Business Finance Authority, Lonza Biologies Inc. Project, LOC-Landesbank Hessen-Thuringen	0.180%	11/1/20	400,000	400,000	(b)(g)(h)

Water & Sewer - 0.2%
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, SPA-Dexia Credit Local	0.170%	6/15/32	600,000	600,000	(g)(h)

TOTAL SHORT-TERM INVESTMENTS (Cost - $4,100,000)				4,100,000

TOTAL INVESTMENTS - 98.7% (Cost - $249,272,261#)				268,449,797
Other Assets in Excess of Liabilities - 1.3%				3,542,216

TOTAL NET ASSETS - 100.0%				$271,992,013

(a)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(b)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(c)	Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(d)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(f)	Maturity date shown represents the mandatory tender date.

(g)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(h)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ACA	— American Capital Assurance - Insured Bonds
AGC	— Assured Guaranty Corporation - Insured Bonds
AGM	— Assured Guaranty Municipal Corporation - Insured Bonds
EDA	— Economic Development Authority
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company - Insured Bonds
FHA	— Federal Housing Administration
GO	— General Obligation
GTD	— Guaranteed
IBC	— Insured Bond Certificates
LOC	— Letter of Credit
NATL	— National Public Finance Guarantee Corporation - Insured Bonds
PCFA	— Pollution Control Financing Authority
SPA	— Standby Bond Purchase Agreement - Insured Bonds

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s portfolio holdings as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset New Jersey Municipals Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Notes to Schedule of Investments (unaudited) (continued)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Municipal bonds†	—	$264,349,797	—	$264,349,797
Short-term investments†	—	4,100,000	—	4,100,000

Total investments	—	$268,449,797	—	$268,449,797

Other financial instruments:
Futures contracts	$69,270	—	—	$69,270

Total	$69,270	$268,449,797	—	$268,519,067

†	See Schedule of Investments for additional detailed categorizations.

2. Investments

At June 30, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$21,532,067
Gross unrealized depreciation	(2,354,531)

Net unrealized appreciation	$19,177,536

At June 30, 2015, the Fund had the following open futures contract:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation
Contracts to Sell:
U.S. Treasury Long-Term Bonds	18	9/15	$2,784,457	$2,715,187	$69,270

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	August 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	August 21, 2015

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	August 21, 2015